SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 19, 2010

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective May 19, 2010, Danny L. ("Dan") Hale and Richard C. Vaughan were elected to the Registrant's Board of Directors (the "Board"). Messrs. Hale and Vaughan were each named to the Audit Committee of the Board.

Neither Mr. Hale, nor Mr. Vaughan has been a party to, nor has either of them had a direct or indirect material interest in, any transaction with the Registrant of the type required to be disclosed by Item 404(a) of Regulation S-K.

Messrs. Hale and Vaughan were also elected to the Boards of Directors and Audit Committees of AXA Equitable Life Insurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, each a wholly-owned subsidiary of the Registrant.

A copy of the press release announcing the elections of Messrs. Hale and Vaughan to the Registrant's Board of Directors is attached hereto as Exhibit 99.1.



Item 9.01  Exhibits.


EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Press Release dated May 20, 2010.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  May 21, 2010                         By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   General Counsel








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